                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2003

                             MASTERCARD INCORPORATED
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-50250                 13-4172551
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

            2000 PURCHASE STREET
             PURCHASE, NEW YORK                                    10577
   (Address of principal executive offices)                      (Zip Code)

                                 (914) 249-2000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.

      Set forth below are tables that provide information regarding the performance results for the three and nine months ended September 30, 2003 for the payment programs of MasterCard International Incorporated and MasterCard Europe sprl (collectively, "MasterCard"), the principal operating subsidiaries of MasterCard Incorporated. In addition, set forth below are tables that provide information regarding MasterCard's payment programs for the years ended December 31, 2002 and 2001, in each case restated to present the information on the same basis as the information in the tables for the three and nine months ended September 30, 2003.

      The tables set forth the gross dollar volume ("GDV"), purchase volume, cash volume and the number of purchase transactions, cash transactions, accounts and cards on a regional basis for MasterCard(R)-branded cards. Growth rates over prior periods are provided for volume-based data.

                                                      FOR THE 3 MONTHS ENDED SEPTEMBER 30, 2003
                           -------------------------------------------------------------------------------------------------------
                                                                    PURCHASE                        CASH
                                               PURCHASE              TRANS-     CASH                TRANS-
ALL PROGRAMS EXCEPT            GDV      GROWTH  VOLUME     GROWTH   ACTIONS    VOLUME     GROWTH   ACTIONS    ACCOUNTS    CARDS
ON-LINE DEBIT PROGRAMS     (BILLIONS)  (LOCAL) (BILLIONS)  (LOCAL) (MILLIONS) (BILLIONS)  (LOCAL) (MILLIONS) (MILLIONS) (MILLIONS)
                           ----------  ------- ----------  ------- ---------- ----------  ------- ---------- ---------- ----------
South Asia /
  Middle East Africa         $   3.0     17.4%  $   2.1     16.7%     40.0     $    .9     19.3%     8.2        7.9        9.2
Asia / Pacific                  52.3    -10.9%     31.9      0.6%    367.4        20.4    -24.4%    48.5      107.0      118.3
Europe                          81.2     12.3%     61.2     12.2%    896.4        20.0     12.6%   185.6       84.6       94.5
Latin America                    9.7     22.7%      6.1     19.1%    174.0         3.6     29.6%    35.6       35.5       44.9
Canada                          10.9     13.3%      9.0     13.2%    142.1         1.8     13.5%     4.7       19.6       25.8
United States                  163.5      5.0%    124.7      8.6%  1,747.2        38.9     -5.3%   133.1      258.3      322.0
Worldwide                      320.5      4.5%    235.0      8.8%  3,367.1        85.5     -5.9%   415.8      512.8      614.8

CREDIT PROGRAMS
United States                  133.1      5.6%    103.9      6.9%  1,247.3        29.3      1.4%    20.8      212.8      270.6
Worldwide                      268.0      5.7%    201.9      8.6%  2,631.2        66.1     -2.2%   199.4      446.8      537.4

OFF-LINE DEBIT PROGRAMS
United States                   30.4      2.4%     20.8     18.5%    500.0         9.6    -21.0%   112.3       45.5       51.5
Worldwide                       52.5     -1.4%     33.1     10.4%    735.9        19.4    -16.6%   216.4       66.0       77.4


                                                      FOR THE 9 MONTHS ENDED SEPTEMBER 30, 2003
                         -----------------------------------------------------------------------------------------------------------
                                                                     PURCHASE                         CASH
                                                PURCHASE              TRANS-      CASH                TRANS-
ALL PROGRAMS EXCEPT         GDV        GROWTH    VOLUME     GROWTH   ACTIONS     VOLUME     GROWTH   ACTIONS    ACCOUNTS    CARDS
ON-LINE DEBIT PROGRAMS   (BILLIONS)   (LOCAL)  (BILLIONS)  (LOCAL)  (MILLIONS) (BILLIONS)  (LOCAL)  (MILLIONS) (MILLIONS) (MILLIONS)
                         ----------   -------  ----------  -------  ---------- ----------  -------  ---------- ---------- ----------
South Asia / Middle
  East Africa              $   7.9      17.1%   $   5.5      17.4%     114.4    $   2.4      16.2%     23.1       7.9        9.2
Asia / Pacific               157.9      -8.9%      93.3       0.4%   1,052.2       64.6     -19.7%    143.8     107.0      118.3
Europe                       227.0      13.5%     171.8      14.0%   2,563.2       55.1      11.8%    532.1      84.6       94.5
Latin America                 27.0      25.4%      16.8      19.9%     493.1       10.1      35.7%    104.9      35.5       44.9
Canada                        29.5      14.4%      24.4      15.2%     390.5        5.1      10.5%     13.2      19.6       25.8
United States                467.7       6.4%     353.7      10.2%   4,981.9      114.0      -3.8%    430.0     258.3      322.0
Worldwide                    916.9       5.8%     665.6      10.1%   9,595.4      251.3      -4.2%  1,247.1     512.8      614.8

CREDIT PROGRAMS
United States                376.7       6.3%     294.1       8.6%   3,550.9       82.6      -1.1%     61.6     212.8      270.6
Worldwide                    760.1       6.0%     570.2       9.7%   7,467.4      189.9      -3.6%    553.1     446.8      537.4

OFF-LINE DEBIT PROGRAMS
United States                 91.0       6.7%      59.6      18.5%   1,430.9       31.3     -10.4%    368.4      45.5       51.5
Worldwide                    156.8       4.4%      95.4      12.7%   2,128.0       61.3      -6.3%    694.0      66.0       77.4

                                                         FOR THE YEAR ENDED DECEMBER 31, 2002
                        ------------------------------------------------------------------------------------------------------------
                                                                   PURCHASE                          CASH
                                             PURCHASE               TRANS-     CASH                  TRANS-
ALL PROGRAMS EXCEPT        GDV      GROWTH    VOLUME     GROWTH    ACTIONS    VOLUME      GROWTH    ACTIONS    ACCOUNTS     CARDS
ON-LINE DEBIT PROGRAMS  (BILLIONS)  (LOCAL) (BILLIONS)   (LOCAL)  (MILLIONS) (BILLIONS)  (LOCAL)   (MILLIONS)  (MILLIONS) (MILLIONS)
                        ----------  ------- ----------   -------  ---------- ----------  -------   ----------  ---------- ----------
South Asia / Middle
  East Africa             $    7.9   22.9%   $    5.6     23.4%      141.2   $    2.4     21.7%       26.1        6.7        7.7
Asia / Pacific               223.2   10.6%      121.3      6.9%    1,304.9      101.9     15.4%      213.0      102.0      112.7
Europe                       242.0   14.8%      183.4     14.6%    3,104.7       58.7     15.1%      672.3       77.2       86.9
Latin America                 33.4   26.2%       21.6     16.9%      598.9       11.7     48.0%      123.8       35.2       44.4
Canada                        32.3   18.0%       26.8     18.2%      473.4        5.5     16.9%       16.8       18.5       24.3
United States                602.2   16.2%      443.6     15.8%    6,245.6      158.5     17.0%      637.4      251.5      315.8
Worldwide                   1140.9   15.1%      802.2     14.3%   11,868.7      338.7     17.1%    1,689.3      491.1      591.8

CREDIT PROGRAMS
United States                485.9   15.3%      374.1     15.2%    4,570.3      111.8     15.7%       93.1      210.0      267.5
Worldwide                    945.7   14.1%      692.1     13.6%    9,270.4      253.6     15.5%      673.8      426.8      515.6

OFF-LINE DEBIT PROGRAMS
United States                116.3   19.8%       69.5     19.4%    1,675.3       46.7     20.3%      544.3       41.5       48.3
Worldwide                    195.2   20.1%      110.1     18.6%    2,598.4       85.0     22.0%    1,015.5       64.4       76.2

                                                          FOR THE YEAR ENDED DECEMBER 31, 2001
                         -----------------------------------------------------------------------------------------------------------
                                                                   PURCHASE                          CASH
                                               PURCHASE             TRANS-      CASH                 TRANS-
ALL PROGRAMS EXCEPT         GDV      GROWTH     VOLUME    GROWTH   ACTIONS     VOLUME    GROWTH     ACTIONS     ACCOUNTS    CARDS
ON-LINE DEBIT PROGRAMS   (BILLIONS)  (LOCAL)  (BILLIONS)  (LOCAL) (MILLIONS)  (BILLIONS) (LOCAL)   (MILLIONS)  (MILLIONS) (MILLIONS)
                         ----------  -------  ----------  ------- ----------  ---------- -------   ----------  ---------- ----------
South Asia / Middle
  East Africa             $    7.3     20.7%   $    5.1    21.2%      125.0   $    2.2    19.4%        22.7       5.6        6.4
Asia / Pacific               198.9     18.1%      112.5     8.6%    1,106.6       86.5    33.2%       194.8      92.5      101.4
Europe                       201.7     10.7%      153.6     9.6%    2,716.6       48.2    14.5%       604.9      69.8       78.1
Latin America                 31.9     26.3%       23.3    14.2%      537.6        8.5    78.0%        96.9      33.2       39.9
Canada                        27.7     15.3%       22.9    14.8%      406.1        4.7    17.9%        16.0      15.3       20.4
United States                518.4     20.0%      382.9    16.8%    5,385.7      135.5    30.1%       518.1     220.6      275.5
Worldwide                    985.9     17.6%      700.3    13.6%   10,277.5      285.6    28.8%     1,453.3     436.9      521.6

CREDIT PROGRAMS
United States                421.3     16.9%      324.7    15.4%    4,002.1       96.6    22.4%        92.6     184.6      232.4
Worldwide                    826.4     15.8%      609.3    12.7%    8,102.2      217.1    25.4%       615.6     379.6      454.0

OFF-LINE DEBIT PROGRAMS
United States                 97.1     35.2%       58.2    25.0%    1,383.6       38.9    54.2%       425.4      36.0       43.1
Worldwide                    159.5     28.3%       91.0    20.4%    2,175.3       68.5    40.8%       837.7      57.3       67.6

      Maestro(R) and Cirrus(R) on-line debit transactions, Mondex(R) transactions and other branded transactions are not included in the preceding tables.

      For purposes of the tables: GDV represents purchase volume plus cash volume and includes the impact of balance transfers and convenience checks; purchase volume means the aggregate dollar amount of purchases made with MasterCard-branded cards for the relevant period; and cash volume means the aggregate dollar amount of cash disbursements obtained with MasterCard-branded cards for the relevant period. The number of cards includes virtual cards, which are MasterCard-branded payment accounts in connection with which functional cards are not generally issued.

      The MasterCard payment product is comprised of both credit programs and off-line debit programs, and certain data relating to each type of program is included in the tables. Credit programs include MasterCard-branded credit and charge programs. Off-line debit programs include MasterCard-branded debit programs where the primary means of cardholder validation at the point of sale is for cardholders to sign a sales receipt.

      Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which MasterCard volumes are reported. These exchange rates are calculated on a quarterly basis using the average exchange rate for each quarter. However, MasterCard reports period-over-period rates of change in GDV, purchase volume and cash volume solely on the basis of local currency information, in order to eliminate the impact of changes in the value of foreign currencies against the U.S. dollar in calculating such rates of change. Accordingly, the period-over-period rates of change set forth in the tables cannot be extrapolated directly by reference to dollar volume information presented by MasterCard for the current and historical periods.

      The data set forth in the GDV, purchase volume, purchase transactions, cash volume and cash transactions columns is derived from information provided by MasterCard members that is subject to logical and statistical verification by MasterCard and partial cross-checking against information provided by MasterCard's transaction processing systems. The data set forth in the accounts and cards columns is derived from information provided by MasterCard members and certain limited logical and statistical verification by MasterCard. All data is subject to revision and amendment by MasterCard's members subsequent to the date of its release.

      A portion of the data set forth in the tables is estimated. In addition, a portion of the data set forth in the accounts and cards columns reflects the impact of routine portfolio changes among members and other practices that may lead to overcounting of the underlying data in certain circumstances.

      The tables include information with respect to MasterCard-branded transactions that are not processed by MasterCard and transactions for which MasterCard does not earn revenues.

      Certain information in the preceding tables has been the subject of prior public release by MasterCard. The information in the preceding tables for the years ended December 31, 2002 and 2001 has been restated to conform to the presentation of information in the tables for the three and nine months ended September 30, 2003 and to reflect revisions to certain historical statistical information provided by MasterCard's members subsequent to the previous release of this information by MasterCard. These revisions do not have a material impact on MasterCard's reported financial results for the relevant periods.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MASTERCARD INCORPORATED

Date: October 30, 2003                         By  /s/ NOAH J. HANFT
                                                  ------------------------------
                                                   Noah J. Hanft
                                                   General Counsel and Secretary